Accounts Receivable, Net - Summary Of Accounts Receivable And The Related Expected Credit Loss Provision (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
Trade receivable	¥ 23,327		¥ 27,800
Less: allowance for expected credit losses	(3,684)		(4,382)
Total accounts receivable, net	¥ 19,643	$ 2,691	¥ 23,418